UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2019

EACO CORPORATION
(Exact name of registrant as specified in its charter)

Florida	000-14311	59-2597349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 N. Lakeview Loop Anaheim, CA 92807
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (714) 876-2490

Not applicable
(Former name or Former Address if Changed Since Last Report.)

Securities registered or to be registered pursuant to Section 12(b) of the Act: None.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 4, 2019, Bisco Industries, Inc. (“Bisco”), the wholly-owned subsidiary of EACO Corporation (“EACO”), entered into (i) a Business Loan Agreement dated November 27, 2019 between Citizens Business Bank (the “Lender”) and Bisco (the “Loan Agreement”), and (ii) a Change in Terms Agreement dated November 27, 2019 between Lender and Bisco (the “Amendment”), pursuant to which Bisco’s existing line of credit with the Lender was amended to increase the maximum amount that may be borrowed thereunder from $10.0 million to $15.0 million. In addition, the interest rate provisions under the line of credit were modified so that in no event would such interest rate be less than 3.5% per annum or the maximum interest rate permitted under law.

On December 4, 2019, EACO concurrently entered into a new Commercial Guaranty with Lender, pursuant to which EACO guaranteed all of Bisco’s obligation under this line of credit.

The foregoing descriptions of the Loan Agreement, the Amendment and the Commercial Guaranty are qualified in its entirety by reference to the full text of such documents, which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and such documents are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

10.1	Business Loan Agreement dated November 27, 2019 ($15,000,000) between Bisco and Citizens Business Bank (executed on December 4, 2019).

10.2	Change in Terms Agreement dated November 27, 2019 ($15,000,000) between Bisco and Citizens Business Bank (executed on December 4, 2019).

10.3	Commercial Guaranty dated November 27, 2019 ($15,000,000) between EACO and Citizens Business Bank (executed on December 4, 2019).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2019	EACO CORPORATION

	By:	/S/ MICHAEL NARIKAWA
Michael Narikawa,
Principal Accounting Officer